Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Annual Report of QuikByte Software, Inc. (the "Company") on Form 10-KSB for the year ended December 31, 2006, (the "Report"), I, Reed Clayson, the Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

1) The Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the Company's financial position and results of operations.


Date:  March 16, 2007

                                                 /s/ Reed Clayson
                                                 Principal Executive Officer
                                                 and Principal Financial Officer